BlackRock Equity Dividend Fund

(the “Fund”)

Supplement dated February 15, 2017 to

the Statement of Additional Information (“SAI”), dated November 28, 2016

On February 14, 2017, Robert M. Shearer, CFA announced his plans to retire from BlackRock, Inc. Effective August 31, 2017, Robert M. Shearer, CFA will no longer serve as a portfolio manager of the Fund, and David Zhao and Franco Tapia will be added as portfolio managers of the Fund. Effective August 31, 2017, the SAI is amended by deleting all references to and all information regarding Mr. Shearer and the following additional change is made to the SAI:

The first paragraph in the section of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

The Fund is supported by a team of financial professionals who are responsible for investment research and selection. The lead members of this team are Tony DeSpirito, David J. Cassese, CFA, David Zhao and Franco Tapia. Mr. DeSpirito, Mr. Cassese, Mr. Zhao and Mr. Tapia are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Shareholders should retain this Supplement for future reference.

SAI-10559-0217SUP